[Logo] M F S (R)                                                 ANNUAL REPORT
INVESTMENT MANAGEMENT                                            AUGUST 31, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [Graphic Omitted]



                                                       MFS(R) BLUE CHIP FUND

                                                       MFS(R) CONVERTIBLE
                                                       SECURITIES FUND

                                                       MFS(R) CORE GROWTH FUND

                                                       MFS(R) SCIENCE
                                                       AND TECHNOLOGY FUND

MFS(R) BLUE CHIP FUND                                MFS(R) CORE GROWTH FUND
MFS(R) CONVERTIBLE SECURITIES FUND                   MFS(R) SCIENCE AND TECHNOLOGY FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                         ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                     CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac            State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School         AUDITOR
                                                     Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;              INVESTOR INFORMATION
Chairman, Colonial Insurance Company, Ltd.           For MFS stock and bond market outlooks, call
                                                     toll free: 1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor                   touch-tone telephone.

Walter E. Robb, III - President and Treasurer,       For information on MFS mutual funds, call your
Benchmark Advisors, Inc.; President, Benchmark       financial consultant or, for an information
Consulting Group, Inc.                               kit, call toll free: 1-800-637-2929 any
                                                     business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive Vice             (or leave a message anytime).
President, Director, and Secretary, MFS
Investment Management                                INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman, Chief Executive       P.O. Box 2281
Officer, and Director, MFS Investment                Boston, MA 02107-9906
Management
                                                     For general information, call toll free:
J. Dale Sherratt - President, Insight                1-800-225-2606 any business day from 8 a.m. to
Resources, Inc.; Managing General Partner,           8 p.m. Eastern time.
Wellfleet Investments; Chief Executive Officer,
Cambridge Nutraceuticals                             For service to speech- or hearing-impaired,
                                                     call toll free: 1-800-637-6576 any business day
Ward Smith - Former Chairman (until 1994),           from 9 a.m. to 5 p.m. Eastern time. (To use
NACCO Industries                                     this service, your phone must be equipped with
                                                     a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company             For share prices, account balances, and
500 Boylston Street                                  exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                          WORLD WIDE WEB
500 Boylston Street                                  www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
S. Irfan Ali*
Mitchell D. Dynan*
Constantinos Mokas*
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,

The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
_______________________
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS Blue Chip Fund
Dear Shareholders,
For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 40.38% and Class I Shares 40.27%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 39.83% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 31.14% return for the average growth and income fund tracked by Lipper Analytical Services, Inc. (Lipper), an independent firm that reports mutual fund performance.

The Fund seeks capital appreciation by emphasizing well-known, stable, and established companies that we believe have sustainable growth potential.

The Fund has performed extremely well over the past year, beating the S&P 500 slightly and exceeding the average peer group return by more than 900 basis points (9.00%). One of the reasons for our performance is that we have made more concentrated bets over the past year, focusing on sectors such as technology and utilities, both of which have been positive contributors to performance. Specific companies include General Electric and United Technologies. Due to the enormous increase in voice and data traffic, telecommunications companies also have been strong performers. In this area, the Fund has benefited from positions in MCI WorldCom, Alltel, and Bell Atlantic.

Another company that has helped performance is United Healthcare. Previously, costs rose in the HMO industry causing margin compression. However, this situation now has reversed, so companies have started to price their products more rationally. United Healthcare's earnings have grown for the past several quarters and investors have developed more confidence in their outlook for the company.

Respectfully,
/s/ Mitch Dynan
--------------------
Mitchell D. Dynan
Portfolio Manager

MFS Convertible Securities Fund
Dear Shareholders,
For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 45.85% and Class I shares 45.94%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 28.89% return for the Merrill Lynch All Quality, All Convertibles Index, an unmanaged index of convertible securities, and to a 23.25% return for the average convertible securities fund tracked by Lipper.

The Fund seeks to maximize total return through a combination of current income and capital appreciation by investing in companies that we feel have good long-term growth potential. We look for companies that have one or more sustainable competitive edges over their competitors. For example, we may invest in companies with strong product development, new marketing and distribution partnerships, or consolidation opportunities.

The convertible bond market's volatility during the third quarter of 1998 was driven by the combination of weak equity markets and a lack of liquidity in the market as a whole. As the fourth quarter rebound took hold, liquidity improved and interest rates came down. Though rates have gone up slightly in 1999, causing bond prices to fall, the equity markets remain strong. These factors have contributed to a healthy convertibles market and, coupled with strong performance from individual securities positively impacted the Fund's performance.

The Fund benefited from its technology and telecommunication holdings. An example is QUALCOMM, a leader in the wireless market that is currently experiencing explosive growth. Some of the Fund's positions in semiconductor companies such as Atmel and Conexant contributed positively to performance. As suppliers of the memory chips used in wireless communications, they benefited from the explosive growth in telecommunications and the Asian recovery. Time Warner was a strong performer for the Fund, but we have sold our position. This is a company that has been able to adapt its product line over time and that had benefited the portfolio.

MFS Original Research(R) is key to gathering firsthand information on factors that can influence a company's financial performance. For convertible bond investing, research must also take into consideration a variety of technical factors that are unique to this asset class. For example, one critical technical issue is "change of control" language written into convertible bond contracts. This language comes into play during a merger or acquisition situation and directs how, and at what price, your investment is bought out. Research allows us to gain an intimate understanding of this language so we may approach each investment with a full base of knowledge before committing shareholders' money. In this way, we think we can minimize the negative impact of acquisition surprises and manage the Fund more consistently for shareholders.

Respectfully,

/s/ Constantinos Mokas
--------------------------
Constantinos Mokas
Portfolio Manager

MFS Core Growth Fund

Dear Shareholders,
For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 54.33% and Class I shares 54.40%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 39.83% return for the S&P 500 and to a 40.56% return for the average growth fund tracked by Lipper.

The Fund seeks capital appreciation by emphasizing companies that exhibit a sustainable competitive advantage, market share, low production costs, research and development strength, distribution expertise, earnings consistency and predictability, and good consumer service. In addition, we look for companies with the potential to benefit from mismatches in supply and demand versus their competitors.

Overall, the Fund's performance has benefited from growth in the technology sector. Technology continues to increase the productivity and efficiency of U.S. businesses. Semiconductors, an essential part of computer chips, have been an especially strong subsector of technology. Semiconductors have benefited from a supply/demand imbalance. Demand in Asian markets has dramatically increased as these economies have recovered from the turmoil they suffered in 1998. LSI Logic, Analog Devices, and Texas Instruments are examples of semiconductor companies that have capitalized on this trend.

The leisure and media sector, namely radio- and TV-related stocks, also has contributed positively to the Fund's performance. Advertising revenues are experiencing a period of strong growth driven by several factors, including the upcoming cycle of political elections, the proliferation of new Internet companies, and advertising prompted by the millennium. Infinity Broadcasting, Time Warner, and CBS are examples of media stocks that we currently favor.

Respectfully,

/s/ Stephen Pesek
----------------------
Stephen Pesek
Portfolio Manager

MFS Science & Technology Fund
Dear Shareholders,
For the 12 months ended August 31, 1999, both Class A and Class I shares of the Fund provided a total return of 65.25%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 83.02% return over the same period for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 122.55% return for the average science and technology fund as reported by Lipper.

The Fund invests in companies that benefit from scientific and technological advances and improvements. We concentrate on finding established market leaders that meet these criteria: high-quality products, strong cash flows, high gross margins, and the ability to sustain strong, earnings growth. We aggressively employ MFS Original Research(R) to drive our bottom-up stock selection process.

Although the Fund performed well overall, its underweighting in Internet stocks caused the Fund to underperform relative to the NASDAQ index and the Lipper average. We consider many of these stocks to be highly speculative and very expensive. We concentrate on finding established market leaders with high-quality products, strong cash flows, high gross margins, and sustainable earnings growth. We believe this investment style helps us manage risk.

With more than half of the Fund's assets invested in the technology sector, we believe the Fund's performance has benefited from our semiconductor holdings. Additionally, the utilities and communications companies participating in the cellular phone boom, especially the telephone service providers and wireless phone manufacturers, have contributed to performance.

Analog Devices, one of our top ten holdings whose price per share has risen steadily since the beginning of 1999, is taking advantage of the synergy between semiconductors and utilities and communications. Its products -- specialized computer chips that process analog signals, which the human voice, for example, produces -- go into any electronic device that interacts with its user or environment. Portable computers and digital cellular phones both have high analog content. The chips rely on engineering know-how and are often highly customized, compared to the more common digital chips whose design can be automated and which are capital intensive to manufacture. We believe Analog Devices has room to grow along with the rest of the semiconductor industry.

Respectfully,

/s/ S. Irfan Ali
-------------------------
S. Irfan Ali
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

MFS BLUE CHIP FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the Fund's commencement of investment operations, January 2, 1997, through August 31, 1999. Index information is from January 1, 1997.)

[Graphic Omitted]

                 MFS Blue Chip Fund -- Class A     S&P 500 Composite Index
                 -----------------------------     -----------------------
January, 1997             $10,000                           $10,000
August, 1997               11,770                            12,291
August, 1998               12,970                            13,286
August, 1999               18,207                            18,577

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH AUGUST 31, 1999

CLASS A
                                                       1 Year         Life*
-----------------------------------------------------------------------------
Cumulative Total Return                               +40.38%       +82.07%
-----------------------------------------------------------------------------
Average Annual Total Return                           +40.38%       +25.26%
-----------------------------------------------------------------------------
SEC Results                                           +33.71%       +22.99%
-----------------------------------------------------------------------------

CLASS I
                                                       1 Year         Life*
-----------------------------------------------------------------------------
Cumulative Total Return                               +40.27%       +82.07%
-----------------------------------------------------------------------------
Average Annual Total Return                           +40.27%       +25.26%
-----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year         Life*
-----------------------------------------------------------------------------
Average growth and income fund**                      +31.14%       +17.49%
-----------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                +39.83%       +26.14%
-----------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999. Index information is from
  January 1, 1997.
**Source: Lipper Analytical Services, Inc.
 +Source: Standard & Poor's Micropal, Inc.

MFS CONVERTIBLE SECURITIES FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the Fund's commencement of investment operations, January 2, 1997, through August 31, 1999.
Index information is from January 1, 1997.)

                   MFS Convertible                    Merrill Lynch All Quality
               Securities Fund -- Class A               All Convertibles Index
               ---------------------------            -------------------------
January, 1997             $10,000                           $10,000
August, 1997               11,470                            11,535
August, 1998               11,252                            11,224
August, 1999               16,410                            14,466

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH AUGUST 31, 1999

CLASS A
                                                     1 Year         Life*
---------------------------------------------------------------------------
Cumulative Total Return                             +45.85%       +64.10%
---------------------------------------------------------------------------
Average Annual Total Return                         +45.85%       +20.47%
---------------------------------------------------------------------------
SEC Results                                         +38.92%       +18.28%
---------------------------------------------------------------------------

CLASS I
                                                     1 Year         Life*
---------------------------------------------------------------------------
Cumulative Total Return                             +45.94%       +63.90%
---------------------------------------------------------------------------
Average Annual Total Return                         +45.94%       +20.41%
---------------------------------------------------------------------------

COMPARATIVE INDICES
                                                     1 Year         Life*
---------------------------------------------------------------------------
Average convertible securities fund**               +23.25%       +12.32%
---------------------------------------------------------------------------
Merrill Lynch All Quality, All Convertibles Index+  +28.89%       +14.85%
---------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999. Index information is from
  January 1, 1997.
**Source: Lipper Analytical Services, Inc.
 +Source: Bloomberg.

MFS CORE GROWTH FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the Fund's commencement of investment operations, January 2, 1996, through August 31, 1999. Index information is from January 1, 1996.)

                    MFS Core Growth Fund -- Class A      S&P 500 Composite Index
                    -------------------------------      -----------------------
January, 1996                 $10,000                            $10,000
August, 1996                   12,330                             10,745
August, 1997                   17,905                             15,113
August, 1998                   19,472                             16,336
August, 1999                   30,051                             22,842

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH AUGUST 31, 1999

CLASS A
                                            1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                    +54.33%      +143.72%      +200.51%
--------------------------------------------------------------------------------
Average Annual Total Return                +54.33%      + 34.58%      + 35.04%
--------------------------------------------------------------------------------
SEC Results                                +47.00%      + 32.41%      + 33.26%
--------------------------------------------------------------------------------

CLASS I
                                            1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                    +54.40%      +146.04%      +203.37%
--------------------------------------------------------------------------------
Average Annual Total Return                +54.40%      + 34.65%      + 35.10%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                            1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Average growth fund**                      +40.56%      + 22.36%      + 20.01%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+     +39.83%      + 28.58%      + 25.27%
--------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999.
  Index information is from January 1, 1996.
**Source: Lipper Analytical Services, Inc.
 +Source: Standard & Poor's Micropal, Inc.

MFS SCIENCE AND TECHNOLOGY FUND(1)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the Fund's commencement of investment operations, January 2, 1997, through August 31, 1999.
Index information is from January 1, 1997.)

               MFS Science and Technology
                    Fund -- Class A                    NASDAQ Composite Index
               ---------------------------            -------------------------
January, 1997             $10,000                           $10,000
August, 1997               12,530                            12,319
August, 1998               12,454                            11,662
August, 1999               20,580                            21,345

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH AUGUST 31, 1999

CLASS A
                                                          1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                 + 65.25%      +105.80%
--------------------------------------------------------------------------------
Average Annual Total Return                             + 65.25%      + 31.17%
--------------------------------------------------------------------------------
SEC Results                                             + 57.40%      + 28.79%
--------------------------------------------------------------------------------

CLASS I
                                                          1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                 + 65.25%      +105.80%
--------------------------------------------------------------------------------
Average Annual Total Return                             + 65.25%      + 31.17%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                          1 Year         Life*
--------------------------------------------------------------------------------
Average science and technology fund**                   +122.55%      + 34.26%
--------------------------------------------------------------------------------
NASDAQ Composite Index+                                 + 83.02%      + 32.89%
--------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999.
  Index information is from January 1, 1997.
**Source: Lipper Analytical Services, Inc.
 +Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

MFS BLUE CHIP FUND
Stocks - 86.6%
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 85.8%
  Aerospace - 2.2%
    General Dynamics Corp.                               249        $    15,687
    United Technologies Corp.                            130              8,596
                                                                    -----------
                                                                    $    24,283

--------------------------------------------------------------------------------
  Banks and Credit Companies - 4.3%
    Comerica, Inc.                                       178        $     9,267
    Fleet Financial Group, Inc.                          180              7,166
    National City Corp.                                  188              5,194
    Northern Trust Corp.                                 100              8,481
    US Bancorp                                           300              9,263
    Wells Fargo Co.                                      197              7,843
                                                                    -----------
                                                                    $    47,214
--------------------------------------------------------------------------------
  Biotechnology - 0.5%
    Guidant Corp.                                        100        $     5,869
--------------------------------------------------------------------------------
  Business Services - 1.9%
    DST Systems, Inc.*                                   312        $    20,748
--------------------------------------------------------------------------------
  Chemicals - 0.5%
    E.I. du Pont de Nemours & Co., Inc.                   82        $     5,197
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    Microsoft Corp.*                                     200        $    18,513
--------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    BMC Software, Inc.*                                   98        $     5,274
    Computer Associates International, Inc.              187             10,565
                                                                    -----------
                                                                    $    15,839
--------------------------------------------------------------------------------
  Conglomerates - 4.1%
    AlliedSignal, Inc.                                   200        $    12,250
    Tyco International Ltd.                              328             33,230
                                                                    -----------
                                                                    $    45,480
--------------------------------------------------------------------------------
  Construction Services - 1.0%
    Martin Marietta Materials, Inc.                      254        $    11,589
--------------------------------------------------------------------------------
  Consumer Goods and Services - 7.6%
    Clorox Co.                                           270        $    12,217
    Colgate-Palmolive Co.                                200             10,700
    Dial Corp.                                           250              6,938
    Gillette Co.                                         320             14,920
    Philip Morris Cos., Inc.                             245              9,172
    Procter & Gamble Co.                                 300             29,775
                                                                    -----------
                                                                    $    83,722
--------------------------------------------------------------------------------
  Electrical Equipment - 2.1%
    General Electric Co.                                 213        $    23,923
--------------------------------------------------------------------------------
  Entertainment - 0.7%
    Time Warner, Inc.                                    140        $     8,304
--------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Associates First Capital Corp., "A"                  188        $     6,451
    Citigroup, Inc.                                      230             10,220
    Federal Home Loan Mortgage Corp.                     230             11,845
                                                                    -----------
                                                                    $    28,516
--------------------------------------------------------------------------------
  Food and Beverage Products - 5.4%
    Anheuser-Busch Cos., Inc.                            270        $    20,790
    Bestfoods Co.                                        230             11,299
    Coca-Cola Co.                                         65              3,888
    Hershey Foods Corp.                                   83              4,446
    Interstate Bakeries Corp.                            195              4,668
    PepsiCo., Inc.                                       156              5,323
    Ralston-Ralston Purina Co.                           330              9,075
                                                                    -----------
                                                                    $    59,489
--------------------------------------------------------------------------------
  Insurance - 7.9%
    Allstate Corp.                                       330        $    10,828
    CIGNA Corp.                                          287             25,776
    Hartford Financial Services Group, Inc.              456             20,719
    Lincoln National Corp.                               164              7,687
    Marsh & McLennan Cos., Inc.                           70              5,097
    MBIA, Inc.                                           100              5,188
    Progressive Corp.                                     66              6,732
    Torchmark Corp.                                      181              5,159
                                                                    -----------
                                                                    $    87,186
--------------------------------------------------------------------------------
  Medical and Health Products - 11.3%
    American Home Products Corp.                         270        $    11,205
    Bristol-Myers Squibb Co.                             260             18,297
    Johnson & Johnson Co.                                274             28,016
    Pfizer, Inc.                                         480             18,120
    Pharmacia & Upjohn, Inc.                             170              8,883
    Schering Plough Corp.                                410             21,551
    Warner-Lambert Co.                                   285             18,881
                                                                    -----------
                                                                    $   124,953
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.5%
    HEALTHSOUTH Corp.*                                   400              3,275
    Medtronic, Inc.                                      125              9,781
    United Healthcare Corp.                              422             25,663
                                                                    -----------
                                                                    $    38,719
--------------------------------------------------------------------------------
  Oils - 5.2%
    Chevron Corp.                                        182        $    16,789
    Conoco, Inc.                                         420             11,288
    Exxon Corp.                                          221             17,431
    Mobil Corp.                                          115             11,773
                                                                    -----------
                                                                    $    57,281
--------------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    McDonald's Corp.                                     300        $    12,413
--------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Xerox Corp.                                          200        $     9,550
--------------------------------------------------------------------------------
  Stores - 1.8%
    CVS Corp.                                            220              9,171
    Office Depot, Inc.*                                  150              1,566
    Wal-Mart Stores, Inc.                                215              9,527
                                                                    -----------
                                                                    $    20,264
--------------------------------------------------------------------------------
  Supermarkets - 4.4%
    Kroger Co.*                                        1,068        $    24,698
    Safeway, Inc.*                                       507             23,607
                                                                    -----------
                                                                    $    48,305
--------------------------------------------------------------------------------
  Telecommunications - 5.7%
    Alltel Corp.                                         100        $     6,763
    Bell Atlantic Corp.                                  315             19,294
    MCI WorldCom, Inc.*                                  170             12,877
    SBC Communications, Inc.                             185              8,880
    Sprint Corp.                                         260             11,537
    Sprint Corp. (PCS Group)*                             61              3,645
                                                                    -----------
                                                                    $    62,996
--------------------------------------------------------------------------------
  Utilities - Electric - 6.8%
    CMS Energy Corp.                                     331        $    13,095
    GPU, Inc.                                            200              6,825
    NiSource, Inc.                                       300              7,125
    Peco Energy Co.                                      300             12,187
    Pinnacle West Capital Corp.                          300             11,400
    Texas Utilities Co.                                  290             11,727
    Unicom Corp.                                         326             12,592
                                                                    -----------
                                                                    $    74,951
--------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Columbia Energy Group                                135        $     7,973
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    BellSouth Corp.                                      139              6,290
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   949,567
--------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  United Kingdom - 0.8%
    BP Amoco PLC, ADR (Oils)                              80        $     8,970
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $801,148)                            $   958,537
--------------------------------------------------------------------------------

Short-Term Obligations - 14.5%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due
      9/01/99, at Amortized Cost                     $   160        $   160,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $961,148)                       $ 1,118,537

Other Assets, Less Liabilities - (1.1)%                              (12,518)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $ 1,106,019
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 46.3%
--------------------------------------------------------------------------------
ISSUER                                            SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 45.4%
  Business Services - 1.1%
    EVI, Inc., 5%##                                      250        $     9,406
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.8%
    Newell Financial Trust I, 5.25%                      100        $     5,025
    Newell Financial Trust I, 5.25%##                    200             10,050
    Readers Digest, $1.9336*                             300              8,888
                                                                    -----------
                                                                    $    23,963
--------------------------------------------------------------------------------
  Containers - 2.6%
    Owens Illinois, Inc., 4.75%                          230        $     8,424
    Sealed Air Corp., $2.00                              250             14,250
                                                                    -----------
                                                                    $    22,674
--------------------------------------------------------------------------------
  Entertainment - 2.4%
    MediaOne Group, Inc., 4.5%                            60        $     7,717
    MediaOne Group, Inc., 6.25%                          150             13,472
                                                                    -----------
                                                                    $    21,189
--------------------------------------------------------------------------------
  Financial Institutions - 5.8%
    Finova Finance Trust, 5.5%                           230        $    12,650
    Jefferson Pilot Corp., 7.25%                          75              7,687
    Merrill Lynch & Co., Inc., 5.75%                   1,100             12,925
    Merrill Lynch & Co., Inc., 6.25%                     250              4,719
    Salomon, Inc., 6.25%                                 180             12,420
                                                                    -----------
                                                                    $    50,401
--------------------------------------------------------------------------------
  Food and Beverage Products - 5.1%
    Ralston Purina Co., 7%                               340        $    16,320
    Seagram Co. Ltd., 7.50%*                             260             13,601
    Suiza Capital Trust II, 5.5%                         450             14,513
                                                                    -----------
                                                                    $    44,434
--------------------------------------------------------------------------------
  Insurance - 1.7%
    Lincoln National Corp., 1.85%                        710        $    14,910
--------------------------------------------------------------------------------
  Oil Services - 0.8%
    Kerr-Mcgee Corp., 5.5%                               200        $     7,325
--------------------------------------------------------------------------------
  Oils - 2.6%
    Apache Corp., 6.5%*                                  280        $    11,515
    Coastal Corp., 5.58%                                  50              1,188
    Coastal Corp., 6.625%                                250              6,859
    Newfield Financial Trust I, 6.5%                      60              3,112
                                                                    -----------
                                                                    $    22,674
--------------------------------------------------------------------------------
  Telecommunications - 10.1%
    Global Telesystems Group, Inc., 7.25%##              150        $     8,531
    Intermedia Communications, Inc., $3.25*              285              9,405
    Intermedia Communications, Inc., 7%*##               100              3,588
    McLeodUSA, Inc.                                       17              5,576
    PSINet, Inc., 6.75%                                  320             15,520
    QUALCOMM Financial Trust I, 5.75%*                    35              8,893
    Qwest Trends Trust, 5.75%*##                         190              9,215
    UnitedGlobalCom, 7%                                  250             12,875
    Winstar Communications, Inc., 7%                     200             11,075
    Winstar Communications, Inc., 7.25%##                  3              2,895
                                                                    -----------
                                                                    $    87,573
--------------------------------------------------------------------------------
  Utilities - Electric - 6.6%
    CalEnergy Capital Trust III, 6.5%                    190        $     8,313
    CalEnergy Capital Trust III, 6.5%##                  100              4,375
    CMS Energy Corp., 8.75%                              100              4,038
    Houston Industries, Inc., 7.00%                      140             14,420
    NiSource, Inc., 7.75%                                260             11,862
    Texas Utilities Co., 3.315%                          200              8,900
    Texas Utilities Co., 9.25%                           100              5,200
                                                                    -----------
                                                                    $    57,108
--------------------------------------------------------------------------------
  Utilities - Gas - 3.8%
    Devon Financing Trust, $3.25*                         90        $     5,805
    El Paso Energy Capital Trust I, 4.75%                320             15,720
    Enron Corp., 7%                                      500             11,585
                                                                    -----------
                                                                    $    33,110
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   394,767
--------------------------------------------------------------------------------
Foreign Stocks - 0.9%
  Canada - 0.9%
   Canadian National Railway Co., 5.25% (Railroads) 150             $     7,912
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $382,135)      $   402,679
--------------------------------------------------------------------------------
Preferred Stocks - 8.3%
--------------------------------------------------------------------------------
  Automotive - 3.2%
    Federal Mogul Financing Trust, 7.00%                 250        $    13,094
    Tower Automotive Capital Trust, 6.75%                140              6,177
    Tower Automotive Capital Trust, 6.75%##              200              8,700
                                                                    -----------
                                                                    $    27,971
--------------------------------------------------------------------------------
  Financial Services - 1.0%
    Morgan Stanley Group, Inc., 6%                     1,100        $     8,800
--------------------------------------------------------------------------------
  Medical and Health Products - 2.4%
    Alkermes, Inc., 6.5%                                 300        $    20,400
--------------------------------------------------------------------------------
  Telecommunications - 1.7%
    Cox Communications, Inc., 0.25%                      325        $    14,830
--------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $71,900)                   $    72,001
--------------------------------------------------------------------------------

Convertible Bonds - 39.3%
--------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                               (000 OMITTED)
--------------------------------------------------------------------------------
U.S. Bonds - 37.9%
  Advertising - 0.5%
    Lamar Advertising Co., 5.25s, 2006               $     4        $     4,460
--------------------------------------------------------------------------------
  Business Services - 1.7%
    Interim Services, Inc., 4.5s, 2005               $    11        $     9,254
    Safeguard Scientifics, Inc.##, 5s, 2006                5              5,425
                                                                    -----------
                                                                    $    14,679
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    America Online, Inc., 4s, 2002                   $     1        $     7,146
    Veritas Software Corp., 1.856s, 2006                  10              8,625
                                                                    -----------
                                                                    $    15,771
--------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    Affiliated Computer Services, Inc., 4s, 2005     $     5        $     6,268
    Affiliated Computer Services, Inc., 4s, 2005##         5              5,844
    Sportsline USA, Inc., 5s, 2006##                      13              8,629
                                                                    -----------
                                                                    $    20,741
--------------------------------------------------------------------------------
  Computer Software - Systems - 2.8%
    EMC Corp., 3.25s, 2002                           $     3        $    15,698
    Ingram Micro, Inc., 0s, 2018                          25              8,500
                                                                    -----------
                                                                    $    24,198
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    At Home Corp., 0s, 2018##                        $    15        $     9,225
--------------------------------------------------------------------------------
  Electrical Equipment - 1.6%
    LSI Logic Corp., 4.25s, 2004##                   $     7        $    13,580
--------------------------------------------------------------------------------
  Electronics - 5.0%
    Atmel Corporation, 0s, 2018##                    $    29        $    17,327
    Conexant Systems, Inc., 4.25s, 2006##                  6             10,139
    Solectron Corp., 0s, 2019##                           26             16,282
                                                                    -----------
                                                                    $    43,748
--------------------------------------------------------------------------------
  Financial Institutions - 4.9%
    ADT Operations, Inc., 0s, 2010                   $     7        $    19,031
    Goldman Sachs Group, Inc., 2s, 2006                   10              9,625
    Merrill Lynch & Co., Inc., 0s, 2006                    5              4,625
    Merrill Lynch & Co., Inc., 1s, 2006                   11              9,034
                                                                    -----------
                                                                    $    42,315
--------------------------------------------------------------------------------
  Financial Services - 4.2%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                  $    19        $    20,188
    Elan Finance Corporation Ltd., 0s, 2018##             29             16,240
                                                                    -----------
                                                                    $    36,428
--------------------------------------------------------------------------------
  Insurance - 0.6%
    Mutual Risk Management Ltd., 0s, 2015            $     9        $     5,378
--------------------------------------------------------------------------------
  Medical and Health Products - 2.8%
    Alpharma, Inc., 3s, 2006##                       $    10        $    11,651
    Sepracor, Inc., 6.25s, 2005                            5              8,469
    Sepracor, Inc., 7s, 2005##                             5              4,675
                                                                    -----------
                                                                    $    24,795
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Total Renal Care Holdings, Inc., 7s, 2009##      $    10        $     6,550
--------------------------------------------------------------------------------
  Oil Services - 1.2%
    Diamond Offshore Drilling, Inc., 3.75s, 2007     $     9        $    10,226
--------------------------------------------------------------------------------
  Stores - 4.4%
    Home Depot, Inc., 3.25s, 2001                    $     6        $    16,207
    Office Depot, Inc., 0s, 2008                           5              3,350
    Office Depot, Inc., 0s, 2007                          10              6,850
    Rite Aid Corp., 5.25s, 2002                           13             12,285
                                                                    -----------
                                                                    $    38,692
--------------------------------------------------------------------------------
  Telecommunications - 2.2%
    Global Telesystems Group, Inc., 5.75s, 2010      $     5        $     6,669
    Jacor Communications, Inc., 0s, 2011                  12             12,615
                                                                    -----------
                                                                    $    19,284
--------------------------------------------------------------------------------
Total U.S. Bonds                                                    $   330,070
--------------------------------------------------------------------------------
Foreign Bonds - 1.4%
  Switzerland - 1.4%
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)    $     8        $    11,740
--------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $311,250)                 $   341,810
--------------------------------------------------------------------------------
Rights - 1.8%
--------------------------------------------------------------------------------
                                                      SHARES
--------------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $15,222)                210        $    16,013
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $780,507)                       $   832,503
Other Assets, Less Liabilities - 4.3%                                    37,460
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $   869,963
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

MFS CORE GROWTH FUND

Stocks - 98.3%
--------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 94.1%
  Advertising - 0.7%
    Young & Rubicam, Inc.                              1,900        $    84,788
--------------------------------------------------------------------------------
  Aerospace - 0.6%
    Raytheon Co., "A"                                  1,000        $    67,125
--------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                              1,000        $    54,500
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Bank of New York Co., Inc.                         1,000        $    35,750
    Chase Manhattan Corp.                                700             58,581
    Providian Financial Corp.                            800             62,100
                                                                    -----------
                                                                    $   156,431
--------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Guidant Corp.                                      2,640        $   154,935
    Waters Corp.*                                      1,000             65,937
                                                                    -----------
                                                                    $   220,872
--------------------------------------------------------------------------------
  Broadcasting
    Westwood One, Inc.*                                  100        $     3,838
--------------------------------------------------------------------------------
  Business Machines - 5.4%
    Affiliated Computer Services, Inc., "A"*           2,200        $    94,050
    Motorola, Inc.                                     1,550            142,987
    Seagate Technology, Inc.*                          2,400             79,650
    Sun Microsystems, Inc.*                            2,200            174,900
    Texas Instruments, Inc.                            2,000            164,125
                                                                    -----------
                                                                    $   655,712
--------------------------------------------------------------------------------
  Business Services - 2.5%
    Ceridian Corp.*                                    1,100        $    30,800
    Computer Sciences Corp.*                           1,200             83,025
    Concord EFS, Inc.*                                   900             33,412
    DST Systems, Inc.*                                   400             26,600
    First Data Corp.                                   3,000            132,000
                                                                    -----------
                                                                    $   305,837
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.4%
    Microsoft Corp.*                                   5,700        $   527,606
--------------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    EMC Corp.*                                         1,700        $   102,000
    Yahoo, Inc.*                                         200             29,500
                                                                    -----------
                                                                    $   131,500
--------------------------------------------------------------------------------
  Computer Software - Systems - 7.2%
    BMC Software, Inc.*                                3,100        $   166,819
    Citrix Systems, Inc.*                                500             28,500
    Computer Associates International, Inc.            1,800            101,700
    Compuware Corp.*                                   5,200            156,975
    Gadzoox Networks, Inc.*                               50              4,519
    Oracle Corp.*                                      3,800            138,700
    Rational Software Corp.*                           2,200             59,537
    SunGard Data Systems, Inc.*                        1,500             37,500
    Synopsys, Inc.*                                    2,000        $   111,875
    VERITAS Software Corp.*                            1,200             71,100
                                                                    -----------
                                                                    $   877,225
--------------------------------------------------------------------------------
  Conglomerates - 6.0%
    AlliedSignal, Inc.                                 1,450        $    88,812
    Tyco International Ltd.                            6,300            638,269
                                                                    -----------
                                                                    $   727,081
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.7%
    Clorox Co.                                         1,200        $    54,300
    Gillette Co.                                       1,600             74,600
    Newell Rubbermaid, Inc.                            1,900             77,900
                                                                    -----------
                                                                    $   206,800
--------------------------------------------------------------------------------
  Containers - 0.5%
    Sealed Air Corp.*                                  1,001        $    58,809
--------------------------------------------------------------------------------
  Electrical Equipment - 1.8%
    General Electric Co.                               1,300        $   146,006
    Honeywell, Inc.                                      600             68,100
                                                                    -----------
                                                                    $   214,106
--------------------------------------------------------------------------------
  Electronics - 11.3%
    Altera Corp.*                                      2,300        $    96,887
    Analog Devices, Inc.*                              3,200            164,800
    Atmel Corp.*                                       2,300             90,419
    Burr-Brown Corp.*                                  2,100             80,062
    Cypress Semiconductor Corp.*                       1,300             30,063
    Flextronics International Ltd.*                      600             35,213
    Integrated Device Technology, Inc.*                5,000             97,500
    Intel Corp.                                        4,200            345,187
    LSI Logic Corp.*                                   3,000            170,250
    Microchip Technology, Inc.*                        1,600             87,600
    Micron Technology, Inc.*                             500             37,281
    Novellus Systems, Inc.*                              500             26,969
    Teradyne, Inc.*                                      500             34,031
    Xilinx, Inc.*                                      1,000             69,938
                                                                    -----------
                                                                    $ 1,366,200
--------------------------------------------------------------------------------
  Energy - 0.1%
    BJ Services Co.*                                     400        $    13,700
--------------------------------------------------------------------------------
  Entertainment - 7.2%
    CBS Corp.*                                         3,300        $   155,100
    Comcast Corp., "A"                                 1,800             58,725
    Gemstar International Group Ltd.*                  1,200             82,800
    Harrah's Entertainment, Inc.*                      2,300             51,750
    Infinity Broadcasting Corp.*                       6,700            181,319
    Time Warner, Inc.                                  4,100            243,181
    Univision Communications, Inc., "A"*               1,300             95,875
                                                                    -----------
                                                                    $   868,750
--------------------------------------------------------------------------------
  Financial Institutions - 3.0%
    American Express Co.                                 700        $    96,250
    Associates First Capital Corp., "A"                1,000             34,313
    Citigroup, Inc.                                    2,300            102,206
    Morgan Stanley Dean Witter & Co.                   1,000             85,812
    State Street Corp.                                   800             47,900
                                                                    -----------
                                                                    $   366,481
--------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    Anheuser-Busch Cos., Inc.                            500        $    38,500
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Bowater, Inc.                                      2,000        $   107,250
--------------------------------------------------------------------------------
  Insurance - 3.1%
    Allmerica Financial Corp.                            400        $    22,600
    American International Group, Inc.                 1,200            111,225
    CIGNA Corp.                                        1,500            134,719
    Equitable Cos., Inc.                                 750             46,312
    Lincoln National Corp.                             1,400             65,625
                                                                    -----------
                                                                    $   380,481
--------------------------------------------------------------------------------
  Internet - 0.4%
    Amazon.com, Inc.*                                    300        $    37,313
    Drugstore.com, Inc.*                                  25              1,497
    VeriSign, Inc.*                                      100             10,831
                                                                    -----------
                                                                    $    49,641
--------------------------------------------------------------------------------
  Machinery - 0.9%
    Danaher Corp.                                      1,510        $    88,713
    Deere & Co., Inc.                                    600             23,325
                                                                    -----------
                                                                    $   112,038
--------------------------------------------------------------------------------
  Medical and Health Products - 4.4%
    American Home Products Corp.                       3,200        $   132,800
    Bausch & Lomb, Inc.                                1,300             85,881
    Baxter International, Inc.                           900             60,356
    Boston Scientific Corp.*                           1,200             40,725
    Bristol-Myers Squibb Co.                           2,500            175,938
    Pharmacia & Upjohn, Inc.                             800             41,800
                                                                    -----------
                                                                    $   537,500
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Cardinal Health, Inc.                              1,600        $   102,000
    Medtronic, Inc.                                    1,100             86,075
    United Healthcare Corp.                            2,300            139,869
                                                                    -----------
                                                                    $   327,944
--------------------------------------------------------------------------------
  Oil Services - 0.7%
    Halliburton Co.                                      800        $    37,100
    Schlumberger Ltd.                                    800             53,400
                                                                    -----------
                                                                    $    90,500
--------------------------------------------------------------------------------
  Oils - 1.4%
    Apache Corp.                                       1,600        $    72,800
    Conoco, Inc.                                       3,600             96,750
                                                                    -----------
                                                                    $   169,550
--------------------------------------------------------------------------------
  Photographic Products - 0.3%
    Polaroid Corp.                                     1,200        $    32,550
--------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Tribune Co.                                          300        $    27,994
--------------------------------------------------------------------------------
  Restaurants and Lodging - 1.3%
    McDonald's Corp.                                   2,500        $   103,438
    Wendy's International, Inc.                        1,800             50,400
                                                                    -----------
                                                                    $   153,838
--------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Royal Caribbean Cruises Ltd.                       2,000        $    93,625
--------------------------------------------------------------------------------
  Stores - 4.2%
    BJ's Wholesale Club, Inc.*                         2,500        $    70,625
    Circuit City Stores, Inc.                          1,300             55,900
    CVS Corp.                                          3,800            158,412
    Lowe's Cos., Inc.                                  1,700             76,925
    Rite Aid Corp.                                     2,000             37,000
    TJX Cos., Inc.                                     3,800            109,725
                                                                    -----------
                                                                    $   508,587
--------------------------------------------------------------------------------
  Supermarkets - 1.4%
    Kroger Co.*                                        5,300        $   122,563
    Safeway, Inc.*                                       900             41,906
                                                                    -----------
                                                                    $   164,469
--------------------------------------------------------------------------------
  Technology - 0.6%
    National Semiconductor Corp.*                      2,600        $    73,288
--------------------------------------------------------------------------------
  Telecommunications - 12.5%
    AT&T Corp.*                                        2,300        $    73,600
    Cisco Systems, Inc.*                               4,000            271,250
    Corning, Inc.                                      2,100            139,650
    General Instrument Corp.*                          1,000             49,187
    Global TeleSystems Group, Inc.*                    2,100             67,856
    JDS Uniphase Corp.                                   300             31,819
    MCI WorldCom, Inc.*                                3,800            287,850
    Net2Phone, Inc.*                                      25              2,125
    Network Solutions, Inc.*                             300             17,288
    NEXTEL Communications, Inc.*                       2,700            156,094
    Nortel Networks Corp.                                800             32,850
    QUALCOMM, Inc.*                                      325             62,461
    Scientific-Atlanta, Inc.                           1,700             87,125
    Sprint Corp. (PCS Group)*                          1,900            113,525
    Tellabs, Inc.*                                     1,500             89,344
    Winstar Communications, Inc.*                        600             30,487
                                                                    -----------
                                                                    $ 1,512,511
--------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    AES Corp.*                                         2,000        $   121,375
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $11,409,002
--------------------------------------------------------------------------------
Foreign Stocks - 4.2%
  Finland - 1.3%
    Nokia Corp., ADR (Telecommunications)              1,800        $   150,075
--------------------------------------------------------------------------------
  Germany - 0.8%
    Mannesmann AG (Conglomerate)                         625        $    96,000
--------------------------------------------------------------------------------
  Ireland - 0.4%
    Elan Corp. PLC, ADR (Health Products)*             1,540        $    49,376
--------------------------------------------------------------------------------
  Japan - 0.3%
    Hitachi (Electronics)                              4,000        $    40,646
--------------------------------------------------------------------------------
  Netherlands - 0.5%
    Akzo Nobel N.V. (Chemicals)                        1,300        $    60,578
--------------------------------------------------------------------------------
  Sweden - 0.1%
    Ericsson LM, ADR (Telecommunications)                400        $    13,025
--------------------------------------------------------------------------------
  United Kingdom - 0.8%
    BP Amoco PLC, ADR (Oils)                             398        $    44,625
    Freeserve Ordinary PLC (Computer Software -
      Systems)*                                          225                659
    Shire Pharmaceuticals Group PLC, ADR (Medical and
      Health Technology and Services)                  2,100             52,500
                                                                    -----------
                                                                    $    97,784
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $   507,484
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $10,766,554)                         $11,916,486
--------------------------------------------------------------------------------
Short-Term Obligations - 2.4%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
--------------------------------------------------------------------------------
  Student Loan Marketing Assn., due 9/01/99, at
    Amortized Cost                                   $   290        $   290,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $11,056,554)                    $12,206,486

Other Assets, Less Liabilities - (0.7)%                                 (83,993)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $12,122,493
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

MFS SCIENCE AND TECHNOLOGY FUND

Stocks - 100.0%
--------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 96.6%
  Advertising - 2.1%
    Omnicom Group, Inc.                                  350        $    26,381
    Outdoor Systems, Inc.*                               850             27,466
    Young & Rubicam, Inc.                                725             32,353
                                                                    -----------
                                                                    $    86,200
--------------------------------------------------------------------------------
  Biotechnology - 1.1%
    Guidant Corp.                                        750        $    44,016
--------------------------------------------------------------------------------
  Business Machines - 7.4%
    Affiliated Computer Services, Inc., "A"*           1,230        $    52,583
    Motorola, Inc.                                       750             69,187
    Seagate Technology, Inc.*                          2,000             66,375
    Sun Microsystems, Inc.*                              830             65,985
    Texas Instruments, Inc.                              700             57,444
                                                                    -----------
                                                                    $   311,574
--------------------------------------------------------------------------------
  Business Services - 3.9%
    At Home Corp.*                                       200        $     8,025
    C.H. Robinson Worldwide, Inc.                        100              3,150
    Ceridian Corp.*                                      200              5,600
    Computer Sciences Corp.*                             450             31,134
    DST Systems, Inc.*                                   450             29,925
    First Data Corp.                                   1,900             83,600
                                                                    -----------
                                                                    $   161,434
--------------------------------------------------------------------------------
  Computer Hardware - Systems
    PC Connection, Inc.*                                 100        $     1,269
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 10.3%
    America Online, Inc.*                                400        $    36,525
    Autodesk, Inc.                                        50              1,150
    Intuit, Inc.*                                        200             17,912
    Microsoft Corp.*                                   4,060            375,804
                                                                    -----------
                                                                    $   431,391
--------------------------------------------------------------------------------
  Computer Software - Services - 1.6%
    EMC Corp.*                                           800        $    48,000
    International Integration, Inc.*                     100              2,300
    Yahoo, Inc.*                                         120             17,700
                                                                    -----------
                                                                    $    68,000
--------------------------------------------------------------------------------
  Computer Software - Systems - 21.1%
    Aspen Technology, Inc.*                            1,300        $    11,131
    BMC Software, Inc.*                                3,360            180,810
    Cadence Design Systems, Inc.*                      5,662             77,145
    Computer Associates International, Inc.            2,430            137,295
    Compuware Corp.*                                   3,640            109,882
    Etec Systems, Inc.*                                  100              4,400
    Oracle Corp.*                                      4,445            162,242
    Range Resources Corp.                                120                660
    Rational Software Corp.*                           2,760             74,693
    Siebel Systems, Inc.*                              1,025             70,405
    SunGard Data Systems, Inc.*                        2,220             55,500
                                                                    -----------
                                                                    $   884,163
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Galileo International, Inc.                        1,200        $    58,200
--------------------------------------------------------------------------------
  Electronics - 14.6%
    Altera Corp.*                                      1,350        $    56,869
    Analog Devices, Inc.*                              1,950            100,425
    Atmel Corp.*                                       2,500             98,281
    Helix Technology Corp.                             1,200             33,900
    Intel Corp.                                          980             80,544
    LSI Logic Corp.*                                   1,600             90,800
    Novellus Systems, Inc.*                              200             10,788
    Photronics, Inc.*                                  1,500             35,812
    Teradyne, Inc.*                                    1,230             83,717
    Xilinx, Inc.*                                        300             20,981
                                                                    -----------
                                                                    $   612,117
--------------------------------------------------------------------------------
  Entertainment - 5.9%
    CBS Corp.*                                           500        $    23,500
    Comcast Corp., "A"                                 1,100             35,888
    Hearst-Argyle Television, Inc.*                    1,300             32,906
    Infinity Broadcasting Corp.*                       2,650             71,716
    Time Warner, Inc.                                  1,400             83,037
                                                                    -----------
                                                                    $   247,047
--------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    CIT Group, Inc., "A"                                 100        $     2,381
    Federated Investors, Inc., "A"                       100              1,838
                                                                    -----------
                                                                    $     4,219
--------------------------------------------------------------------------------
  Internet - 0.9%
    Amazon.com, Inc.*                                    100        $    12,438
    eBAY, Inc.*                                          200             25,112
                                                                    -----------
                                                                    $    37,550
--------------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    American Home Products Corp.                       1,050        $    43,575
    Bausch & Lomb, Inc.                                  900             59,456
    Bristol-Myers Squibb Co.                             600             42,225
    Pharmacia & Upjohn, Inc.                           1,160             60,610
                                                                    -----------
                                                                    $   205,866
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    American Dental Partners, Inc.*                      100        $     1,050
    Cardinal Health, Inc.                                700             44,625
    HEALTHSOUTH Corp.*                                 1,900             15,556
    United Healthcare Corp.                              840             51,083
                                                                    -----------
                                                                    $   112,314
--------------------------------------------------------------------------------
  Printing and Publishing - 2.5%
    Gannett Co., Inc.                                    800        $    54,350
    Tribune Co.                                          545             50,855
                                                                    -----------
                                                                    $   105,205
--------------------------------------------------------------------------------
  Special Products and Services
    Caliber Learning Network, Inc.*                      100        $       312
--------------------------------------------------------------------------------
  Stores - 1.4%
    CVS Corp.                                          1,050        $    43,772
    Rite Aid Corp.                                       800             14,800
                                                                    -----------
                                                                    $    58,572
--------------------------------------------------------------------------------
  Technology - 0.6%
    National Semiconductor Corp.*                        900        $    25,369
--------------------------------------------------------------------------------
  Telecommunications - 13.4%
    AT&T Corp.*                                          850        $    27,200
    CIENA Corp.*                                         400             14,050
    Cisco Systems, Inc.*                               1,546            104,838
    Corning, Inc.                                        200             13,300
    General Instrument Corp.*                            150              7,378
    Global TeleSystems Group, Inc.*                      580             18,741
    Hyperion Telecommunications, Inc., "A"*              100              1,881
    MCI WorldCom, Inc.*                                1,331            100,823
    NEXTEL Communications, Inc.*                       1,250             72,266
    Qwest Communications International, Inc.*          1,000             28,750
    Scientific-Atlanta, Inc.                             430             22,038
    Sprint Corp. (PCS Group)*                          1,400             83,650
    Tellabs, Inc.*                                       300             17,869
    Winstar Communications, Inc.*                        950             48,272
                                                                    -----------
                                                                    $   561,056
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Frontier Corp.                                       700        $    29,356
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $ 4,045,230
--------------------------------------------------------------------------------
Foreign Stocks - 3.4%
  Germany - 1.1%
    Mannesmann AG (Conglomerate)                         300        $    46,080
--------------------------------------------------------------------------------
  Hong Kong
    Asia Electronics Holding Co. (Electronics)*        1,000        $       125
--------------------------------------------------------------------------------
  Ireland - 0.3%
    Elan Corp. PLC, ADR (Health Products)*               400        $    12,825
--------------------------------------------------------------------------------
  Netherlands - 0.4%
    STMicroelectronics N.V. (Electronics)                275        $    18,356
--------------------------------------------------------------------------------
  Switzerland - 0.4%
    Nestle S.A. (Food and Beverage Products)               8        $    15,813
--------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Colt Telecom Group PLC (Telecommunications)*         350        $    30,668
    Orange PLC (Telecommunications)                    1,125             18,995
                                                                    -----------
                                                                    $    49,663
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $   142,862
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,174,011)                     $ 4,188,092

Other Assets, Less Liabilities - 0.0%                                       302
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $ 4,188,394
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-------------------------------------------------------------------------------------------------------------
                                                                                                  CONVERTIBLE
                                                                          BLUE CHIP                SECURITIES
AUGUST 31, 1999                                                                FUND                      FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $961,148 and
    $780,507, respectively)                                             $ 1,118,537               $   832,503
  Cash                                                                          200                    32,203
  Foreign currency, at value (identified cost, $0 and $53,
    respectively)                                                              --                          50
  Receivable for investments sold                                              --                       2,628
  Interest and dividends receivable                                           1,419                     2,680
  Other assets                                                                    5                         4
                                                                        -----------               -----------
      Total assets                                                      $ 1,120,161               $   870,068
                                                                        -----------               -----------
Liabilities:
  Payable for Fund shares reacquired
                                                                        $    14,003               $      --
  Accrued expenses and other liabilities                                        139                       105
                                                                        -----------               -----------
      Total liabilities                                                 $    14,142               $       105
                                                                        -----------               -----------
Net assets                                                              $ 1,106,019               $   869,963
                                                                        ===========               ===========
Net assets consist of:
  Paid-in capital                                                       $   782,417               $   616,988
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                            157,389                    51,993
  Accumulated undistributed net realized gain on investments
    and
    foreign currency transactions                                           166,213                   180,877
  Accumulated undistributed net investment income                              --                      20,105
                                                                        -----------               -----------
      Total                                                             $ 1,106,019               $   869,963
                                                                        ===========               ===========
Shares of beneficial interest outstanding:
  Class A                                                                    46,663                    57,292
  Class I                                                                    26,349                     3,288
                                                                        -----------               -----------
      Total shares of beneficial interest outstanding                        73,012                    60,580
                                                                        ===========               ===========
Net assets:
  Class A                                                               $   706,823               $   822,813
  Class I                                                                   399,196                    47,150
                                                                        -----------               -----------
      Total net assets                                                  $ 1,106,019               $   869,963
                                                                        ===========               ===========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)              $ 15.15                    $ 14.36
                                                                          =======                    =======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)              $ 15.15                    $ 14.34
                                                                          =======                    =======

See notes to financial statements.

Statements of Assets and Liabilities - continued
-------------------------------------------------------------------------------------------------------------
                                                                                                  SCIENCE AND
                                                                        CORE GROWTH                TECHNOLOGY
AUGUST 31, 1999                                                                FUND                      FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $11,056,554 and
    $3,174,011, respectively)                                           $12,206,486               $ 4,188,092
  Cash                                                                          682                       200
  Foreign currency, at value (identified cost, $53 and $0,
    respectively)                                                                51                      --
  Receivable for Fund shares sold                                              --                       2,211
  Receivable for investments sold                                           135,259                    40,168
  Interest and dividends receivable                                           4,402                       776
  Deferred organization expenses
                                                                                582                      --
  Other assets                                                                  413                       927
                                                                        -----------               -----------
      Total assets                                                      $12,347,875               $ 4,232,374
                                                                        -----------               -----------
Liabilities:
  Payable for investments purchased                                     $   219,329               $    28,822
  Payable to affiliates -
    Shareholder servicing agent fee                                             100                        34
    Administrative fee                                                           15                         5
  Accrued expenses and other liabilities                                      5,938                    15,119
                                                                        -----------               -----------
      Total liabilities                                                 $   225,382               $    43,980
                                                                        -----------               -----------
Net assets                                                              $12,122,493               $ 4,188,394
                                                                        ===========               ===========
Net assets consist of:
  Paid-in capital                                                       $10,354,791               $ 2,293,043
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                          1,149,998                 1,014,080
  Accumulated undistributed net realized gain on investments
    and
    foreign currency transactions                                           617,704                   881,271
                                                                        -----------               -----------
      Total                                                             $12,122,493               $ 4,188,394
                                                                        ===========               ===========
Shares of beneficial interest outstanding:
  Class A                                                                    94,399                    90,424
  Class I                                                                   528,304                   137,983
                                                                        -----------               -----------
      Total shares of beneficial interest outstanding                       622,703                   228,407
                                                                        ===========               ===========
Net assets:
  Class A                                                               $ 1,837,182               $ 1,657,958
  Class I                                                                10,285,311                 2,530,436
                                                                        -----------               -----------
      Total net assets                                                  $12,122,493               $ 4,188,394
                                                                        ===========               ===========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)              $ 19.46                   $ 18.34
                                                                          =======                   =======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)              $ 19.47                   $ 18.34
                                                                          =======                   =======
See notes to financial statements.

Statements of Operations
-------------------------------------------------------------------------------------------------------------
                                                                                                  CONVERTIBLE
                                                                          BLUE CHIP                SECURITIES
YEAR ENDED AUGUST 31, 1999                                                     FUND                      FUND
-------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                           $    10,997               $    19,567
    Interest                                                                  1,217                    12,492
    Foreign taxes withheld                                                      (27)                     --
                                                                        -----------               -----------
      Total investment income                                           $    12,187               $    32,059
                                                                        -----------               -----------
  Expenses -
    Management fee                                                      $     5,435               $     4,813
    Shareholder servicing agent fee                                             893                       783
    Distribution and service fee (Class A)                                    3,226                     3,630
    Administrative fee                                                          108                        94
    Custodian fees                                                            4,565                     4,565
    Printing                                                                  2,621                     2,832
    Postage                                                                     169                        86
    Auditing fees                                                            19,106                    21,589
    Legal fees                                                                2,288                     1,909
    Miscellaneous                                                             5,660                     2,065
                                                                        -----------               -----------
      Total expenses                                                    $    44,071               $    42,366
    Fees paid indirectly                                                       (280)                     (232)
    Reduction of expenses by investment adviser and distributor             (31,197)                  (31,098)
                                                                        -----------               -----------
      Net expenses                                                      $    12,594               $    11,036
                                                                        -----------               -----------
        Net investment income (loss)                                    $      (407)              $    21,023
                                                                        -----------               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                             $   170,658               $   181,072
    Foreign currency transactions                                              --                         (75)
                                                                        -----------               -----------
      Net realized gain on investments and foreign currency
        transactions                                                    $   170,658               $   180,997
                                                                        -----------               -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                         $    75,247               $    58,346
    Translation of assets and liabilities in foreign currencies                --                          (3)
                                                                        -----------               -----------
      Net unrealized gain on investments and foreign currency
        translation                                                     $    75,247               $    58,343
                                                                        -----------               -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                      $   245,905               $   239,340
                                                                        -----------               -----------
          Increase in net assets from operations                        $   245,498               $   260,363
                                                                        ===========               ===========

See notes to financial statements.

Statements of Operations - continued
-------------------------------------------------------------------------------------------------------------
                                                                                                  SCIENCE AND
                                                                        CORE GROWTH                TECHNOLOGY
YEAR ENDED AUGUST 31, 1999                                                     FUND                      FUND
-------------------------------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                           $    25,457               $     5,030
    Interest                                                                 19,608                     6,949
    Foreign taxes withheld                                                     (132)                      (89)
                                                                        -----------               -----------
      Total investment income                                           $    44,933               $    11,890
                                                                        -----------               -----------
  Expenses -
    Management fee                                                      $    47,077               $    27,743
    Shareholder servicing agent fee                                           6,611                     3,963
    Distribution and service fee (Class A)                                    8,626                     7,048
    Administrative fee                                                          847                       462
    Custodian fee                                                             6,191                     5,680
    Printing                                                                  2,589                     5,145
    Postage                                                                     317                       520
    Auditing fees                                                            25,445                    18,899
    Legal fees                                                                2,751                     2,703
    Amortization of organization expenses                                       434                      --
    Miscellaneous                                                             2,529                     6,064
                                                                        -----------               -----------
      Total expenses                                                    $   103,417               $    78,227
    Fees paid indirectly                                                     (1,694)                     (524)
    Reduction of expenses by investment adviser and distributor             (55,703)                  (34,791)
                                                                        -----------               -----------
      Net expenses                                                      $    46,020               $    42,912
                                                                        -----------               -----------
        Net investment loss                                             $    (1,087)              $   (31,022)
                                                                        -----------               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                             $   654,494               $   932,086
    Foreign currency transactions                                              (485)
                                                                        -----------               -----------
      Net realized gain on investments and foreign currency
        transactions                                                    $   654,009               $   932,149
                                                                        -----------               -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                         $ 1,128,327               $   925,297
    Translation of assets and liabilities in foreign currencies                  14                        (4)
                                                                        -----------               -----------
      Net unrealized gain on investments and foreign currency
        translation                                                     $ 1,128,341               $   925,293
                                                                        -----------               -----------
        Net realized and unrealized gain on investments and
        foreign currency                                                $ 1,782,350               $ 1,857,442
                                                                        -----------               -----------
          Increase in net assets from operations                        $ 1,781,263               $ 1,826,420
                                                                        ===========               ===========

See notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED                YEAR ENDED
BLUE CHIP FUND                                                      AUGUST 31, 1999           AUGUST 31, 1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $      (407)              $      (771)
  Net realized gain on investments and foreign
    currency transactions                                                   170,658                   109,472
  Net unrealized gain (loss) on investments and
    foreign currency translation                                             75,247                   (13,799)
                                                                        -----------               -----------
      Net increase in net assets from operations                        $   245,498               $    94,902
                                                                        -----------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $      --                 $      (848)
  From net investment income (Class I)                                         --                        (392)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                         (87,280)                  (13,308)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                         (18,396)                   (6,164)
                                                                        -----------               -----------
      Total distributions declared to shareholders                      $  (105,676)              $   (20,712)
                                                                        -----------               -----------
  Net increase (decrease) in net assets from Fund
    share transactions                                                  $   347,753               $  (183,235)
                                                                        -----------               -----------
        Total increase (decrease) in net assets                         $   487,575               $  (109,045)
Net assets:
  At beginning of period                                                    618,444                   727,489
                                                                        -----------               -----------
  At end of period (including accumulated net
    investment loss of
    $0 and $0, respectively)                                            $ 1,106,019               $   618,444
                                                                        ===========               ===========

See notes to financial statements.

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED                YEAR ENDED
CONVERTIBLE SECURITIES FUND                                         AUGUST 31, 1999           AUGUST 31, 1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $    21,023               $    15,994
  Net realized gain on investments and foreign
    currency transactions                                                   180,997                    55,770
  Net unrealized gain (loss) on investments and
    foreign currency translation                                             58,343                   (77,977)
                                                                        -----------               -----------
      Increase (decrease) in net assets from
        operations                                                      $   260,363               $    (6,213)
                                                                        -----------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $   (11,631)              $   (15,475)
  From net investment income (Class I)                                          (59)                   (1,099)
  From net realized gain on investments and
    foreign currency transactions (Class A)                                 (41,310)                  (12,390)
  From net realized gain on investments and
    foreign currency transactions (Class I)                                    (210)                     (880)
                                                                        -----------               -----------
      Total distributions declared to shareholders                      $   (53,210)              $   (29,844)
                                                                        -----------               -----------
  Net increase (decrease) in net assets from Fund
    share transactions                                                  $    95,644               $   (37,304)
                                                                        -----------               -----------
        Total increase (decrease) in net assets                         $   302,797               $   (73,361)
Net assets:
  At beginning of period                                                    567,166                   640,527
                                                                        -----------               -----------
  At end of period (including accumulated
    undistributed net investment income of $20,105
    and $11,471, respectively)                                          $   869,963               $   567,166
                                                                        ===========               ===========

See notes to financial statements.

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED                YEAR ENDED
CORE GROWTH FUND                                                    AUGUST 31, 1999           AUGUST 31, 1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $    (1,087)              $    (1,475)
  Net realized gain on investments and foreign
    currency transactions                                                   654,009                   536,135
  Net unrealized gain (loss) on investments and
    foreign currency translation                                          1,128,341                  (261,111)
                                                                        -----------               -----------
      Increase in net assets from operations                            $ 1,781,263               $   273,549
                                                                        -----------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $      --                 $   (81,330)
  From net investment income (Class I)                                         --                    (123,670)
  From net realized gain on investments and
    foreign currency
    transactions (Class A)                                                 (223,653)                  (97,297)
  From net realized gain on investments and
    foreign currency
    transactions (Class I)                                                 (204,409)                 (147,949)
                                                                        -----------               -----------
      Total distributions declared to
        shareholders                                                    $  (428,062)              $  (450,246)
                                                                        -----------               -----------
  Net increase in net assets from Fund share
    transactions                                                        $ 7,860,192               $   329,677
                                                                        -----------               -----------
        Total increase in net assets                                    $ 9,213,393               $   152,980
Net assets:
  At beginning of period                                                  2,909,100                 2,756,120
                                                                        -----------               -----------
  At end of period (including accumulated net
    investment loss of
    $0 and $0, respectively)                                            $12,122,493               $ 2,909,100
                                                                        ===========               ===========

See notes to financial statements.

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED                YEAR ENDED
SCIENCE AND TECHNOLOGY FUND                                         AUGUST 31, 1999           AUGUST 31, 1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $   (31,022)              $    (5,383)
  Net realized gain on investments and foreign
    currency transactions                                                   932,149                   188,255
  Net unrealized gain (loss) on investments and
    foreign currency translation                                            925,293                  (287,231)
                                                                        -----------               -----------
      Increase (decrease) in net assets from
        operations                                                      $ 1,826,420               $  (104,359)
                                                                        -----------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $      --                 $   (64,127)
  From net investment income (Class I)                                         --                    (115,896)
  From net realized gain on investments and
    foreign currency transactions (Class A)                                 (42,102)                     --
  From net realized gain on investments and
    foreign currency transactions (Class I)                                 (87,226)                     --
                                                                        -----------               -----------
      Total distributions declared to shareholders                      $  (129,328)              $  (180,023)
                                                                        -----------               -----------
  Net increase (decrease) in net assets from Fund
    share transactions                                                  $  (349,889)              $   606,823
                                                                        -----------               -----------
        Total increase in net assets                                    $ 1,347,203               $   322,441
Net assets:
  At beginning of period                                                  2,841,191                 2,518,750
                                                                        -----------               -----------
  At end of period (including accumulated net
    investment loss of $0 and $0, respectively)                         $ 4,188,394               $ 2,841,191
                                                                        ===========               ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED AUGUST 31,    PERIOD ENDED         YEAR ENDED AUGUST 31,   PERIOD ENDED
                                      -------------------------      AUGUST 31,       -----------------------     AUGUST 31,
BLUE CHIP FUND                             1999            1998           1997*           1999           1998          1997*
----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $12.61          $11.77          $10.00         $12.62         $11.77         $10.00
                                         ------          ------          ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.01)         $(0.01)         $ 0.02         $(0.00)+++     $(0.01)        $ 0.02
  Net realized and unrealized gain
    on investments and foreign
    currency                               4.72            1.20            1.75           4.70           1.21           1.75
                                         ------          ------          ------         ------         ------         ------
      Total from investment
        operations                       $ 4.71          $ 1.19          $ 1.77         $ 4.70         $ 1.20         $ 1.77
                                         ------          ------          ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income             $ --            $(0.02)         $ --           $ --           $(0.02)        $ --
  From net realized gain on
    investments and foreign currency
    transactions                          (2.17)          (0.33)           --            (2.17)         (0.33)          --
                                         ------          ------          ------         ------         ------         ------
      Total distributions declared
        to shareholders                  $(2.17)         $(0.35)         $ --           $(2.17)        $(0.35)        $ --
                                         ------          ------          ------         ------         ------         ------
Net asset value - end of period          $15.15          $12.61          $11.77         $15.15         $12.62         $11.77
                                         ======          ======          ======         ======         ======         ======
Total return                              40.38%          10.19%          17.70%++       40.27%         10.28%         17.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.53%           1.54%           1.54%+         1.53%          1.54%          1.54%+
  Net investment income (loss)            (0.06)%         (0.11)%          0.24%+         0.00%         (0.08)%         0.24%+
Portfolio turnover                           68%             39%             32%            68%            39%            32%
Net assets at end of period (000
 omitted)                                $  707          $  507          $  486         $  399         $  111         $  241

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                $(0.56)         $(0.34)         $(0.26)       $(0.48)        $(0.27)        $(0.23)
      Ratios (to average net assets):
        Expenses##                         5.36%           3.93%           5.04%+        4.86%          3.43%          4.54%+
        Net investment loss               (3.89)%         (2.50)%         (3.25)%+      (3.47)%        (1.97)%        (2.80)%+

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED AUGUST 31,    PERIOD ENDED         YEAR ENDED AUGUST 31,   PERIOD ENDED
                                      -------------------------      AUGUST 31,       -----------------------     AUGUST 31,
CONVERTIBLE SECURITIES FUND                1999            1998           1997*           1999           1998          1997*
----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $10.70          $11.48          $10.00         $10.69         $11.47         $10.00
                                         ------          ------          ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)               $ 0.37          $ 0.29          $ 0.25         $ 0.37         $ 0.30         $ 0.26
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       4.29           (0.51)           1.23           4.28          (0.52)          1.21
                                         ------          ------          ------         ------         ------         ------
      Total from investment
        operations                       $ 4.66          $(0.22)         $ 1.48         $ 4.65         $(0.22)        $ 1.47
                                         ------          ------          ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.22)         $(0.31)         $ --           $(0.22)        $(0.31)        $ --
  From net realized gain on
    investments and foreign currency
    transactions                          (0.78)          (0.25)           --            (0.78)         (0.25)          --
                                         ------          ------          ------         ------         ------         ------
      Total distributions declared
        to shareholders                  $(1.00)         $(0.56)         $ --           $(1.00)        $(0.56)        $ --
                                         ------          ------          ------         ------         ------         ------
Net asset value - end of period          $14.36          $10.70          $11.48         $14.34         $10.69         $11.47
                                         ======          ======          ======         ======         ======         ======
Total return                              45.85%          (1.90)%         14.70%++       45.94%         (2.00)%        14.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.53%           1.50%           1.50%+         1.53%          1.50%          1.50%+
  Net investment income                    2.86%           2.38%           3.16%+         2.86%          2.38%          3.19%+
Portfolio turnover                          142%             89%             76%           142%            89%            76%
Net assets at end of period (000
  omitted)                               $  823          $  565          $  577         $   47         $    2         $   64
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                $(0.18)         $(0.10)         $(0.04)        $(0.11)        $(0.05)        $  --
      Ratios (to average net assets):
        Expenses##                         5.76%           4.81%           5.19%+         5.26%          4.31%         4.69%+
        Net investment loss               (1.37)%         (0.93)%         (0.53)%+       (0.87)%        (0.43)%         --
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                         PERIOD ENDED
                                                   -------------------------------------------------             AUGUST 31,
CORE GROWTH FUND                                         1999                1998               1997                  1996*
---------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $14.44              $15.82             $12.33                 $10.00
                                                        -----               -----              -----                  -----
Income from investment operations# -
  Net investment income (loss)(S)                      $  --               $(0.01)            $ 1.24                 $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency                     7.34                1.26               3.93                   2.34
                                                        -----               -----              -----                  -----
      Total from investment operations                 $ 7.34              $ 1.25             $ 5.17                 $ 2.33
                                                        -----               -----              -----                  -----
Less distributions declared to shareholders -
  From net investment income                           $  --               $(1.20)            $  --                  $   --
  From net realized gain on investments and
    foreign currency transactions                       (2.32)              (1.43)             (1.68)                  --
                                                        -----               -----              -----                  -----
      Total distributions declared to
        shareholders                                   $(2.32)             $(2.63)            $(1.68)                $  --
                                                        -----               -----              -----                  -----
Net asset value - end of period                        $19.46              $14.44             $15.82                 $12.33
                                                       ======              ======             ======                 ======
Total return                                            54.33%               8.75%             45.22%                 23.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.88%               0.89%              1.45%                  1.50%+
  Net investment income (loss)                          (0.01)%             (0.03)%             9.12%                 (0.11)%+
Portfolio turnover                                        240%                261%             1,043%                   204%
Net assets at end of period (000 omitted)              $1,837              $1,495             $1,061                   $686

(S) For the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income (loss)
    per share and the ratios would have been:
      Net investment income (loss)                     $(0.22)             $(0.17)            $ 1.06                 $(0.18)
      Ratios (to average net assets):
        Expenses##                                       2.13%               2.15%              2.82%                  4.28%+
        Net investment income (loss)                    (1.26)%             (1.29)%             7.75%                 (2.34)%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,                     PERIOD ENDED
                                                     ---------------------------------                 AUGUST 31,
CORE GROWTH FUND                                            1999                  1998                      1997*
-----------------------------------------------------------------------------------------------------------------
                                                         CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $14.46                $15.84                     $12.99
                                                          ------                ------                     ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ --                  $(0.01)                    $ 1.50
  Net realized and unrealized gain on investments
    and foreign currency                                    7.33                  1.26                       1.35
                                                          ------                ------                     ------
      Total from investment operations                    $ 7.33                $ 1.25                     $ 2.85
                                                          ------                ------                     ------
Less distributions declared to shareholders -
  From net investment income                              $ --                  $(1.20)                    $ --
  From net realized gain on investments and foreign
    currency transactions                                  (2.32)                (1.43)                      --
                                                          ------                ------                     ------
      Total distributions declared to shareholders        $(2.32)               $(2.63)                    $ --
                                                          ------                ------                     ------
Net asset value - end of period                           $19.47                $14.46                     $15.84
                                                          ======                ======                     ======
Total return                                               54.40%                 8.82%                     21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.71%                 0.89%                      1.48%+
  Net investment income (loss)                             (0.02)%               (0.06)%                    14.08%+
Portfolio turnover                                           240%                  261%                     1,043%
Net assets at end of period (000 omitted)                $10,285                $1,415                     $1,695

(S) The investment adviser voluntarily waived its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                        $(0.14)               $(0.13)                    $ 1.40
      Ratios (to average net assets):
        Expenses##                                          1.46%                 1.65%                      2.35%+
        Net investment income (loss)                       (0.77)%               (0.81)%                    13.20%+
  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED AUGUST 31,    PERIOD ENDED         YEAR ENDED AUGUST 31,   PERIOD ENDED
                                      -------------------------      AUGUST 31,       -----------------------     AUGUST 31,
SCIENCE AND TECHNOLOGY FUND                1999            1998           1997*           1999           1998          1997*
----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $11.49          $12.53          $10.00         $11.50         $12.53         $10.00
                                         ------          ------          ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.08)         $(0.03)         $ 0.84         $(0.22)        $(0.02)        $ 1.05
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                7.44           (0.10)           1.69           7.57          (0.10)          1.48
                                         ------          ------          ------         ------         ------         ------
      Total from investment
        operations                       $ 7.36          $(0.13)         $ 2.53         $ 7.35         $(0.12)        $ 2.53
                                         ------          ------          ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income             $ --            $(0.91)         $ --           $ --           $(0.91)        $ --
  From net realized gain on
   investments and foreign currency
   transactions                           (0.51)           --              --            (0.51)          --             --
                                         ------          ------          ------         ------         ------         ------
      Total distributions declared
        to shareholders                  $(0.51)         $(0.91)         $ --           $(0.51)        $(0.91)        $ --
                                         ------          ------          ------         ------         ------         ------
Net asset value - end of period          $18.34          $11.49          $12.53         $18.34         $11.50         $12.53
                                         ======          ======          ======         ======         ======         ======
Total return                              65.25%          (0.61)%         14.70%++       65.25%         (0.61)%        25.30%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.17%           0.88%           1.40%+         1.17%          0.88%          1.41%+
  Net investment income (loss)            (0.83)%         (0.19)%         10.73%+        (0.84)%        (0.18)%        13.11%+
Portfolio turnover                          104%             29%            792%           104%            29%           792%
Net assets at end of period (000
  omitted)                               $1,658          $1,045          $  882         $2,530         $1,796         $1,637
(S) The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)       $(0.20)         $(0.21)         $ 0.73         $(0.41)        $(0.20)        $ 0.98
      Ratios (to average net assets):
        Expenses##                         2.42%           2.18%           2.77%+         1.92%          1.68%          2.28%+
        Net investment income (loss)      (2.08)%         (1.49)%          9.36%+        (1.59)%        (0.98)%        12.24%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Core Growth Fund, and MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Convertible Securities Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Core Growth Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, the following amounts were reclassified among accumulated undistributed net investment income, accumulated undistributed net realized gain on investments and foreign currency transactions, and paid-in capital due to differences between book and tax accounting for currency transactions and net investment losses. These changes had no effect on the net assets or net asset values per share.

                                                                  BLUE CHIP        CONVERTIBLE     CORE GROWTH         SCIENCE AND
INCREASE (DECREASE)                                                    FUND    SECURITIES FUND            FUND     TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                        $(76)             $ 624         $   --             $   --
Accumulated undistributed net realized gain on investments
  and foreign currency transactions                                    (331)                75          (1,087)            (31,022)
Accumulated undistributed net investment income (loss)                  407               (699)          1,087              31,022

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets for the Blue Chip and Convertible Securities Funds, and at an annual rate of 0.75% of average daily net assets for the Core Growth and Science and Technology Funds. The investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statements of Operations.

The Blue Chip and Convertible Securities Funds have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. The Funds in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1999, the aggregate unreimbursed expenses paid by MFS amounted to $41,929 and $45,981, respectively, for the Blue Chip and Convertible Securities Funds.

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each Fund for the year ended August 31, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each Fund during the year ended August 31, 1999.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     CONVERTIBLE
                                               BLUE CHIP FUND    SECURITIES FUND
--------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)       $  636,281         $1,055,714
                                                   ----------         ----------
Sales
-----
Investments (non-U.S. government securities)       $  538,637         $1,015,594
                                                   ----------         ----------

                                                                     SCIENCE AND
                                             CORE GROWTH FUND    TECHNOLOGY FUND
--------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)      $21,771,756         $3,764,123
                                                  -----------         ----------
Sales
-----
Investments (non-U.S. government securities)      $14,321,735         $3,984,103
                                                  -----------         ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                    CONVERTIBLE
                                          BLUE CHIP FUND        SECURITIES FUND
--------------------------------------------------------------------------------
Aggregate cost                                  $961,148               $780,796
                                                --------               --------
Gross unrealized appreciation                   $187,990               $ 91,923
Gross unrealized depreciation                    (30,601)               (40,216)
                                                --------               --------
    Net unrealized appreciation                 $157,389               $ 51,707
                                                ========               ========

                                             CORE GROWTH            SCIENCE AND
                                                    FUND        TECHNOLOGY FUND
--------------------------------------------------------------------------------
Aggregate cost                               $11,227,424             $3,163,467
                                              ----------              ---------
Gross unrealized appreciation                  1,300,792             $1,243,966
Gross unrealized depreciation                   (321,730)              (219,341)
                                             -----------             ----------
    Net unrealized appreciation              $   979,062             $1,024,625
                                             ===========             ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                                   BLUE CHIP FUND
                                               ---------------------------------------------------------
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                          833        $   12,203           274      $    3,617
Shares issued to shareholders in
  reinvestment of distributions                    6,781            87,269         1,150          14,153
Shares reacquired                                 (1,157)          (16,259)       (2,534)        (33,517)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                        6,457        $   83,213        (1,110)     $  (15,747)
                                                 =======        ==========        ======      ==========

Class I Shares
                                                                   BLUE CHIP FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       19,210        $  292,259         4,857      $   63,740
Shares issued to shareholders in
  reinvestment of distributions                    1,429            18,386           532           6,555
Shares reacquired                                 (3,112)          (46,105)      (17,081)       (237,783)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                       17,527        $  264,540       (11,692)     $ (167,488)
                                                 =======        ==========        ======      ==========

Class A Shares
                                                             CONVERTIBLE SECURITIES FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                           61        $      867            49      $      600
Shares issued to shareholders in
  reinvestment of distributions                    4,619            52,936         2,542          27,862
Shares reacquired                                   (205)           (2,217)          (40)           (506)
                                                 -------        ----------        ------      ----------
    Net increase                                   4,475        $   51,586         2,551      $   27,956
                                                 =======        ==========        ======      ==========

Class I Shares
                                                             CONVERTIBLE SECURITIES FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                        3,079        $   44,114           370      $    4,496
Shares issued to shareholders in
  reinvestment of distributions                       23               264           180           1,976
Shares reacquired                                    (24)             (320)       (5,895)        (71,732)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                        3,078        $   44,058        (5,345)     $  (65,260)
                                                 =======        ==========        ======      ==========

Class A Shares
                                                                  CORE GROWTH FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       19,182        $  341,831        26,139      $  410,338
Shares issued to shareholders in
  reinvestment of distributions                   14,057           223,642        13,095         178,614
Shares reacquired                                (42,341)         (734,909)       (2,765)        (46,240)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                       (9,102)       $ (169,436)       36,469      $  542,712
                                                 =======        ==========        ======      ==========

Class I Shares
                                                                  CORE GROWTH FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                      454,319        $8,444,369         9,354      $  153,982
Shares issued to shareholders in
  reinvestment of distributions                   12,823           204,400        19,898         271,610
Shares reacquired                                (36,634)         (619,141)      (38,513)       (638,627)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                      430,508        $8,029,628        (9,261)     $ (213,035)
                                                 =======        ==========        ======      ==========

Class A Shares
                                                             SCIENCE AND TECHNOLOGY FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       25,561        $  413,378        16,241      $  224,443
Shares issued to shareholders in
  reinvestment of distributions                    2,820            42,099         5,932          64,123
Shares reacquired                                (28,878)         (449,538)       (1,612)        (21,835)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                         (497)       $    5,939        20,561      $  266,731
                                                 =======        ==========        ======      ==========

Class I Shares
                                                             SCIENCE AND TECHNOLOGY FUND
                                                YEAR ENDED AUGUST 31, 1999    YEAR ENDED AUGUST 31, 1998
                                               ---------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       60,749        $  953,785        47,806      $  668,497
Shares issued to shareholders in
  reinvestment of distributions                    5,842            87,223        10,721         115,891
Shares reacquired                                (84,872)       (1,396,836)      (32,870)       (444,296)
                                                 -------        ----------        ------      ----------
    Net increase (decrease)                      (18,281)       $ (355,828)       25,657      $  340,092
                                                 =======        ==========        ======      ==========

(6) Line of Credit
Each Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1999, was as follows:

        BLUE             CONVERTIBLE           CORE            SCIENCE AND
        CHIP             SECURITIES           GROWTH           TECHNOLOGY
        FUND                FUND               FUND               FUND
--------------------------------------------------------------------------------
         $7                  $5                 $48                $28


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Core Growth Fund, and MFS Science and Technology Fund

We have audited the accompanying statements of assets and liabilities of MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Core Growth Fund and MFS Science and Technology Fund (the Funds) (four of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments, as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Core Growth Fund and MFS Science and Technology Fund at August 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 1999

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

The following Funds have designated capital gain dividends for the year ended August 31, 1999:

                PORTFOLIO                         CAPITAL GAIN
                ----------------------------------------------
                Blue Chip Fund                         $91,494
                Convertible Securities Fund             26,555
                Core Growth Fund                        76,034
                Science and Technology Fund             93,183

For the year ended August 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for the Convertible Securities Fund was 37.29%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) BLUE CHIP FUND

MFS(R) CONVERTIBLE SECURITIES FUND

MFS(R) CORE GROWTH FUND

MFS(R) SCIENCE AND TECHNOLOGY FUND



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INVESTMENT MANAGEMENT
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(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  INC-2 10/99 1M